Execution Version

Exhibit 10.1

LOCK-UP AGREEMENT
This Lock-Up Agreement (the “Agreement”) is entered into by and between Albertsons Companies, Inc. (the “Company”) and the undersigned investor (the “Investor”) as of June 21, 2022.
WHEREAS, the Company and the Investor are party to a Lock-Up Agreement, dated June 25, 2020 (“Prior Lock-Up Agreement”), provided to the Company by the Investor;
WHEREAS, the terms and conditions of the Prior Lock-Up Agreement will expire on June 30, 2022;
WHEREAS, the Company is currently in the process of exploring various strategic alternatives (the “Strategic Alternatives”); and
WHEREAS, the Investor desires for the Company to continue exploring Strategic Alternatives and to provide for a new lock-up period as set forth in this Agreement.
NOW, THEREFORE, in consideration of the mutual covenants, terms, and conditions set forth herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor, intending to be legally bound, hereby agree as follows:
1.The Investor hereby agrees that, during the Lock-Up Period set forth below, the Investor will not offer, sell, transfer, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of common stock (the “Shares”) of the Company, or any options or warrants to purchase any Shares, or any securities convertible into, exchangeable for or that represent the right to receive Shares, owned directly by the Investor (including holding as a custodian) or with respect to which the Investor has beneficial ownership within the rules and regulations of the Securities and Exchange Commission as of the date hereof (or acquired from the Company in exchange for or with respect to such securities) (collectively, the “Restricted Shares”), except as set forth in this Agreement.

2.The foregoing restriction is expressly agreed to preclude the Investor from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Restricted Shares even if such Shares would be disposed of by someone other than the Investor. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option or forward sale or similar contract) with respect to any of the Restricted Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.

3.The “Lock-Up Period” shall commence as of the date hereof and expire at 5:00 PM New York City Time on September 10, 2022.

4.The Investor may transfer the Restricted Shares during the Lock-Up Period as follows: (i) as a bona fide gift or gifts; provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the Investor or the immediate family of the Investor; provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) to any Affiliate of the Investor or any investment fund or other entity controlled or managed by the Investor or its Affiliates, (but in each case under this clause (iii), not including a portfolio company); provided that such person agrees to be bound in writing by the restrictions set forth herein, (iv) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (iii) above; provided that such person agrees to be bound in writing by the restrictions set forth herein, (v) pursuant to an order of a court or regulatory agency, (vi) pursuant to the pledge, hypothecation or other granting of a security interest in the Restricted Shares to one or more banks or financial institutions as bona fide collateral or security for any loan, advance or extension of credit and any transfer upon foreclosure upon such Shares or thereafter, (vii) pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Shares that constitutes a change of control of the Company (provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed or Restricted Shares are not purchased thereunder, the Restricted Shares not purchased shall remain subject to the provisions of this Agreement), (viii) with the consent of a majority of the disinterested, independent directors of the board of directors of the Company (the “Independent Directors”), (ix) in accordance with a underwritten, marketed, registered offering pursuant to the Registration Rights Agreement (as defined below) or (x) to a bank or brokerage account in the name of the Investor, or an Affiliate of such Investor, provided that the Investor provides a written certification to the Company that the Investor or Affiliate thereof has sole control over the transactions in any such bank or brokerage account and acknowledgment that any Shares so transferred shall remain subject to this Agreement in accordance with the terms hereof. To facilitate the transfer contemplated by clause (x), at the written request of the Investor, the Company shall instruct, and use its reasonable best efforts to cause, the Company’s transfer agent to cause Shares of the Investor held in registered form on the books and records of the transfer agent to be transferred on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system (DWAC) or the Direct Registration System (DRS) to the designated accounts of the Investor, as applicable, at one or more brokerage firms designated by the Investor. For purposes of this Agreement “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The Investor also agrees and consents to the continued status of the stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Restricted Shares except in compliance with the foregoing restrictions. The Investor now has, and, except as contemplated by clauses (i)-(x) above and for Restricted Shares otherwise transferred in accordance herewith, for the duration of this Agreement will have, good and valuable title to the Restricted Shares. For purposes of this Agreement, “Affiliate” shall have the meaning ascribed thereto in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as in effect on the date hereof.

5.In the event that any holder of Restricted Shares subject to a similar agreement other than the Investor is permitted by the Company (with the consent of a majority of the Independent Directors) to sell or otherwise transfer or dispose of any Restricted Shares for value (whether in one or multiple releases), then the same percentage of Restricted Shares held by the Investor (the “Pro-Rata Release”) shall be immediately and fully released on the same terms from any remaining lock-up restrictions set forth herein; provided that, except as set forth herein, such Pro-Rata Release shall not apply (i) in the event of any underwritten offering, whether or not such offering or sale is wholly or partially a secondary offering of Shares during the Lock-Up Period, if the Investor is offered the opportunity to participate in such underwritten offering on a basis consistent with its contractual rights under the Registration Rights Agreement among the Company, the Investor and certain other stockholders, dated June 9, 2020, as amended (the
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“Registration Rights Agreement”) or (ii) to any release of a lock-up entered into with the managing underwriter(s) of any underwritten offering. To the extent the Investor has the opportunity to participate in an underwritten offering pursuant to the Registration Rights Agreement during the Lock-Up Period, but does not elect to participate or does not elect to sell the maximum number of Shares that it would have been permitted to sell on a pro-rata basis in such underwritten offering, the Investor may then sell up to its pro-rata amount of Shares that could have been sold in such underwritten offering in a non-underwritten registered shelf-takedown (provided that the Company is not required to participate in any due diligence or comfort letter process in connection with such takedown) or an unregistered sale pursuant to Rule 144 or another exemption from the registration requirements under the Securities Act of 1933, as amended (unless the Investor is otherwise restricted from such sales, such as pursuant to a lock-up delivered to an underwriter or required pursuant to the terms of the Registration Rights Agreement).

6.Upon execution, this Agreement shall supersede the Prior Lock-Up Agreement and this Agreement and the Registration Rights Agreement shall contain the entire understanding of the parties with respect to the matters covered herein.
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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

ALBERTSONS COMPANIES, INC.

By: /s/ Juliette Pryor
Name:    Juliette Pryor
Title:    EVP and General Counsel

                             CERBERUS:

CERBERUS ICEBERG LLC

By: CERBERUS PARTNERS, L.P., its Management Member By: CERBERUS ASSOCIATES, L.L.C., its General Partner By: /s/ Alexander D. Benjamin

Alexander D. Benjamin
Name

General Counsel
Title

[Signature Page to Company Lock-Up Agreement]

CERBERUS ALBERTSONS INCENTIVE LLC By: CERBERUS CAPITAL MANAGEMENT, L.P., its Managing Member

By: /s/ Alexander D. Benjamin

Alexander D. Benjamin
Name

General Counsel
Title

[Signature Page to Company Lock-Up Agreement]

                             KLAFF:

KLA A MARKETS, LLC
By:/s/ Hersch Klaff

Hersch Klaff
Name

President
Title K-SATURN, LLC
By: /s/ Hersch Klaff

Hersch Klaff
Name

President
Title

A-S KLASS EQUITY, LLC By: /s/ Hersch Klaff

Hersch Klaff
Name

President
Title

[Signature Page to Company Lock-Up Agreement]

KLAFF-W LLC By: /s/ Hersch Klaff

Hersch Klaff
Name

President
Title

[Signature Page to Company Lock-Up Agreement]

KIMCO:
KIM-SFW LLC By: Kimco Capital Corp, its sole member
By: /s/ Ray Edwards

Ray Edwards
Name

Executive Vice President
Title

KRSX MERGE, LLC

By: /s/ Ray Edwards

Ray Edwards
Name

Executive Vice President
Title

[Signature Page to Company Lock-Up Agreement]

KRS ABS LLC By: Kimsouth Realty Inc., its sole member
By: /s/ Ray Edwards

Ray Edwards
Name

Executive Vice President
Title

[Signature Page to Company Lock-Up Agreement]

SCHOTTENSTEIN:
JUBILEE ABS HOLDING LLC

By: /s/ Ben Kraner

Ben Kraner
Name

Manager
Title

[Signature Page to Company Lock-Up Agreement]

LUBERT-ADLER:

L-A V ABS, LLC
By: /s/ Dean Adler

Dean Adler
Name

CEO
Title

LUBERT-ADLER REAL ESTATE FUND V, L.P. (on behalf of itself, and as successor-by merger to LUBERT-ADLER REAL ESTATE PARALLEL FUND V, L.P.)

By: Lubert-Adler Group V, L.P., its general partner

By: Lubert-Adler Group V, LLC, its general partner

By: /s/ Dean Adler

Dean Adler
Name

CEO
Title

[Signature Page to Company Lock-Up Agreement]

LUBERT-ADLER REAL ESTATE FUND VI, L.P. By: Lubert-Adler Group VI, L.P., its general partner By: Lubert-Adler Group VI, LLC, its general partner By: /s/ Dean Adler

Dean Adler
Name

CEO
Title

[Signature Page to Company Lock-Up Agreement]

LUBERT-ADLER REAL ESTATE FUND VI-A, L.P. By: Lubert-Adler Group VI, L.P., its general partner By: Lubert-Adler Group VI, LLC, its general partner
By: /s/ Dean Adler

Dean Adler
Name

CEO
Title
LUBERT-ADLER REAL ESTATE FUND VI-B, L.P. By: Lubert-Adler Group VI-B, L.P., its general partner By: Lubert-Adler Group VI-B, LLC, its general partner
By: /s/ Dean Adler

Dean Adler
Name

CEO
Title

L-A SATURN ACQUISITION, L.P. By: L-A Group Saturn, LLC, its general partner By: /s/ Dean Adler

Dean Adler
Name

CEO
Title

[Signature Page to Company Lock-Up Agreement]

L-A ASSET MANAGEMENT SERVICES, L.P. By: Lubert-Adler GP – West, LLC, its General Partner By: /s/ Dean Adler

Dean Adler
Name

CEO
Title

[Signature Page to Company Lock-Up Agreement]